QUARTERLY REPORT
June 30, 2007

FMI Provident Trust
Strategy Fund

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund

July 19, 2007

Dear Fellow Shareholders:

As detailed in Scott’s shareholder letter, the FMI Provident Trust Strategy Fund enjoyed a strong third quarter of the 2007 fiscal year, as well as excellent returns for the first nine months ended June 30th.  The adage, “bull markets climb a wall of worry” seems appropriate, with increasing concerns with regard to interest rates, inflation, a large trade imbalance, currency uncertainties, and fractious geopolitical events throughout the world.  However, as Scott and his team discuss in their letter, growth stock valuations appear reasonable against this backdrop, and we believe, should provide attractive rates of return in the foreseeable future.  Quality growth stocks such as those in the FMI Provident Trust Strategy Fund have been out of favor relative to their value counterparts for the past several years, and given the valuation disparity, Scott and his team view this sector as attractively positioned at this time.

As always, we thank you, our fellow shareholders, for your continued support of, and investment in, the FMI Provident Trust Strategy Fund, and we look forward to many years of successful investing with you.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

July 10, 2007

Dear Fellow Shareholders,

FMI Provident Trust Strategy Fund gained 7.38%(1) for the three months ended June 30, 2007, outperforming the 6.28% gain for the S&P 500(2).  For the first nine months of the September fiscal year, the Fund gained 16.73% vs. the 14.12% gain for the S&P 500.

Equities were intellectually unfashionable over the past several years, with the skeptics fearing deflation, inflation, valuations, recession, etc.  Pensions grew increasingly risk-averse; with bond allocations rising to multi-decade high levels just as bond yields were near a multi-decade low.  Consequently, equity valuations suffered with the S&P 500 P/E dropping from 20x in 2003 to a bottom of 15x in June 2006.  We estimate S&P P/E improvement to 16-20x in 2007-2008, which equals a S&P 500 target of 1600-2000 on $100 of S&P 500 2008 earnings.  We further estimate investors will pay an increasing premium valuation for growth stocks (similar to the early 1990’s), taking valuations to 20-25x forward earnings.

We attempt to flexibly allocate the FMI Provident Trust Strategy Fund based on our analysis of economic, relative valuation and corporate trends.  Negative events, which would lead us to a more conservative invested position, include declining consumer confidence, trade protectionism and faltering retail sales.  Thank you for your investment in and support of FMI Provident Trust Strategy Fund.

Best regards,

J. Scott Harkness, CFA

(1)	The Fund’s one year and annualized five and ten year returns through June 30, 2007 were 17.99%, 13.30% and 8.47%, respectively.
(2)	The S&P 500 is the Standard and Poor’s Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
June 30, 2007 (Unaudited)

Shares or
Principal
Amount		Value(b)

COMMON STOCKS — 86.8% (a)

COMMERCIAL SERVICES SECTOR — 12.8%

	Personnel Services — 12.8%
40,700	Manpower Inc.	$3,754,168
100,000	Robert Half International Inc.	3,650,000
		7,404,168
ELECTRONIC TECHNOLOGY SECTOR — 4.6%

	Electronic Equipment/Instruments — 4.6%
38,000	Rockwell Automation Inc.	2,638,720

FINANCE SECTOR — 14.6%

	Investment Banks/Brokers — 5.3%
150,000	Charles Schwab Corp.	3,078,000

	Investment Managers — 9.3%
20,800	Franklin Resources, Inc.	2,755,376
50,000	T. Rowe Price Group Inc.	2,594,500
		5,349,876
HEALTH SERVICES SECTOR — 10.3%

	Health Industry Services — 10.3%
69,800	Express Scripts, Inc.	3,490,698
64,000	Pharmaceutical Product
	Development, Inc.	2,449,280
		5,939,978
HEALTH TECHNOLOGY SECTOR — 4.3%

	Medical Specialties — 4.3%
60,000	ResMed Inc.	2,475,600

INDUSTRIAL SERVICES SECTOR — 9.0%

	Contract Drilling — 4.4%
72,000	Helmerich & Payne, Inc.	2,550,240

	Engineering & Construction — 4.6%
46,000	Jacobs Engineering Group Inc.	2,645,460

RETAIL TRADE SECTOR — 24.6%

	Department Stores — 12.1%
42,000	J.C. Penney Company, Inc.	3,039,960
56,000	Kohl’s Corp.	3,977,680
		7,017,640

	Drugstore Chains — 6.4%
85,000	Walgreen Co.	3,700,900

	Home Improvement Chains — 6.1%
84,000	Fastenal Co.	3,516,240

TECHNOLOGY SERVICES SECTOR — 4.6%

	Information Technology Services — 4.6%
62,000	Accenture Ltd.	2,659,180

TRANSPORTATION SECTOR — 2.0%

	Trucking — 2.0%
72,000	Heartland Express, Inc.	1,173,600
	Total common stocks	50,149,602

SHORT-TERM INVESTMENTS — 13.0% (a)

	Federal Agencies — 5.2%
$3,000,000	Federal Home Loan Bank,
	5.13%, due 07/25/07	2,989,740

	Variable Rate Demand Notes — 7.8%
1,790,228	U.S. Bank, N.A., 5.07%	1,790,228
2,700,000	Wisconsin Corporate Central
	Credit Union, 4.99%	2,700,000
	Total variable rate demand notes	4,490,228
	Total short-term investments	7,479,968
	Total investments	57,629,570
	Cash and receivables, less
	liabilities — 0.2% (a)	126,023
	Net Assets	$57,755,593
	Net Asset Value Per Share
	($0.01 par value, 300,000,000
	shares authorized), offering
	and redemption price
	($57,755,593 ÷ 6,965,442
	shares outstanding)	$8.29

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

IRA Investors . . .
The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 9, 2007.  For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.  If you have any questions about the total amount due, please call Shareholder Services at 1-800-811-5311.

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
GORDON H. GUNNLAUGSSON
PAUL S. SHAIN
DONALD S. WILSON

INVESTMENT ADVISER AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.